                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: July 15, 2002


                          CHASE CREDIT CARD OWNER TRUST
          Series 1999-3, Series 2000-1, Series 2000-2, Series 2000-3,
               Series 2001-1, Series 2001-2, Series 2001-3, Series
              2001-4, Series 2001-5, Series 2001-6, Series 2002-1,
                                  Series 2002-2
                                and Series 2002-3
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                             (Issuer of securities)


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
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             (Exact name of registrant as specified in its charter)

         United States                           333-83484                            22-2382028
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(State or other jurisdiction              (Commission File Number)                  (IRS Employer
     of incorporation)                                                            Identification No.)

                           White Clay Center, Building 200, Newark, DE        19711
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                             (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5000

Item 5.  Other Events:

         Chase Manhattan Bank USA, National Association is the registrant of a number of outstanding Series of Chase Credit Card Owner Trusts. Each Series of Chase Credit Card Owner Trusts issued multiple series of Asset Backed Notes under the related Indenture.

         On July 15, 2002, JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as Paying Agent, distributed monthly interest to the holders of the Notes of Series 1999-3, Series 2000-1, Series 2000-2, Series 2000-3, Series 2001-1,
Series 2001-2, Series 2001-3, Series 2001-4, Series 2001-5, Series 2001-6,
Series 2002-1, Series 2002-2 and Series 2002-3. The Paying Agent furnished copies of the monthly reports for each of the above referenced Series to such holders including the information required by Section 7.3 of the related Indenture. Copies of the statements provided to the holders of the Notes are being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).  Exhibits

     Exhibits     Description
     --------     -----------

       20.1 Monthly Statements to Noteholders with respect to the July 15, 2002 distribution.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: July 30, 2002

                             By: CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION as Administrator


                             By:  /s/ Patricia M. Garvey
                             -----------------------------------
                             Name:    Patricia M. Garvey
                             Title:   Vice President

                                INDEX TO EXHIBITS
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Exhibit No.           Description
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20.1                  Monthly Statements to Noteholders dated July 15, 2002